Tracie Coop
Vice President and Senior Counsel
State Street Bank and Trust Company
Legal Fund Administration
4 Copley Place, 5th Floor
Boston, MA 02116
617.662.1745
617.662.3805
tracie.coop@statestreet.com

May 8, 2012

VIA EDGAR

U.S. Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, NW

Washington, D.C. 20549

Re:	Artio Global Investment Funds (the “Trust”) and its respective series:

Artio International Equity Fund (“International Equity Fund”)

Artio International Equity Fund II (“International Equity Fund II”)

Artio Total Return Bond Fund (“Total Return Bond Fund”),

Artio Global High Income Fund (“Global High Income Fund”)

Artio Emerging Markets Local Currency Debt Fund (“Emerging Markets Local Currency Debt Fund”)

Artio U.S. Microcap Fund (“Microcap Fund”)

Artio U.S. Smallcap Fund (“Smallcap Fund”)

Artio U.S. Midcap Fund (“Midcap Fund”) and

Artio U.S. Multicap Fund (“Multicap Fund”)

— File nos. 33-47507, 811-6652

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information of the prospectus dated March 1, 2012, as supplemented April 19, 2012, for the Trust as filed under Rule 497 on February 29, 2012 (SEC Accession No. (0000930413-12-002299). The purpose of the filing is to submit the requisite prospectus risk/return disclosures in XBRL for the Trust.

If there are any questions concerning this filing, please call me directly at (617) 662-1745.

Sincerely,

/s/ Tracie Coop
Tracie Coop
Senior Counsel and Vice President